Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
Ordinary taxable income in Israel is subject to a corporate tax rate of 23%. However, the effective tax rate payable by a company that derives income from a Preferred Technological Enterprise (as discussed below) may be considerably less. Capital gains (which are not ‘Inflationary Surplus’, as described below) derived by an Israeli company are generally subject to the prevailing corporate tax rate.
Law for the Encouragement of Capital Investments, 1959
The Law for the Encouragement of Capital Investments, 1959, generally referred to as the Investment Law, provides certain incentives for capital investments in production facilities (or other eligible assets).
The Investment Law was significantly amended effective on April 1, 2005, January 1, 2011, and on January 1, 2017, or the 2017 Amendment. The 2017 Amendment introduces new benefits for Technological Enterprises, alongside the existing tax benefits.
The 2017 Amendment was enacted as part of the Economic Efficiency Law that was published on December 29, 2016, and is effective as of January 1, 2017. The 2017 Amendment included new tax benefits for “Technological Enterprises,” as described below, and is in addition to the other existing tax beneficial programs under the Investment Law.
The 2017 Amendment provides that a technology company satisfying certain conditions should qualify as a “Preferred Technology Enterprises,” or PTE, granting a 12% tax rate in central Israel on income deriving from Benefited Intangible Assets, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports to large markets. PTE is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion.
Due to the fact that the Company generated losses for tax purposes, the Company has not adopted the PTE status currently, but believe we are eligible for the PTE status in future tax years and have tax-effected our Israel deferred tax assets and liabilities at the appropriate PTE rates. Our subsidiaries are separately taxed under the domestic tax laws of the jurisdiction of incorporation of each entity.
Tax Benefits for Research and Development, Section 20A
Under Section 20A of the Israeli Income Tax Ordinance, 1961, the Company is entitled, under specific conditions and subject o receipt of annual approvals from the Israel Innovation Authority (the “IIA”) or the relevant Israeli government ministry, to deduct certain research and development expenses, including capital expenses, in the year in which they are paid. These expenses must related to scientific research and development projects in industry, agriculture, transportation or energy.
We have implemented and currently make use of Approval 20A for our research and development activities. Expenses incurred in scientific research that are not approved by the relevant governmental authority are generally required to be amortized over a three-year period. There can be no assurance that we will continue to receive such approvals in the future or that the tax authorities will accept our characterization of such expenses.
Profit (loss) before the provision for income taxes consisted of the following for the years ended December 31, 2025, 2024, and 2023:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Israel	$(20,258)	$(6,866)	$(23,269)
International	(949)	(21,637)	(29,968)
Total	$(21,207)	$(28,503)	$(53,237)
The provision for income taxes was as follows:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Current:
Israel	$—	$—	$(225)
International	6,393	6,224	6,039
Total current income tax expense	6,393	6,224	5,814
Deferred:
Israel	—	—	—
International	(35)	195	(16)
Total deferred income tax expense	(35)	195	(16)
Total provision for income taxes	$6,358	$6,419	$5,798
The table below provides the updated requirements of ASU 2023-09 for 2025. See Note 2 for additional details on the adoption of ASU 2023-09.

	Year Ended December 31, 2025
	$	%
	(in thousands)
Israel statutory tax rate	$(4,878)	23.0%
Foreign tax effects:
United States:
Share-based compensation	3,832	(18.0)%
State and Local Taxes(1)	645	(3.0)%
Other	130	(0.6)%
Other Foreign Jurisdictions	(85)	0.4%
Changes in Valuation Allowances	2,051	(9.7)%
Nontaxable or nondeductible:
Share-based compensation	834	(3.9)%
Uncertain Tax Positions	2,055	(9.7)%
Other	(105)	0.5%
Preferred Enterprise	1,879	(8.9)%
Total provision for income taxes	$6,358	(29.9)%
(1)The states that contribute to the majority (greater than 50%) of the tax effect in this category include CA, MA and NY for 2025.

As previously disclosed for the years ended December 31, 2024 and 2023, prior to the adoption of ASU 2023-09, the effective income tax rate differs from the statutory federal income tax rate as follows:

	Year Ended December 31,
	2024	2023

Israel tax benefit at statutory rate	$(6,556)	$(12,245)
Preferred enterprise	(85)	1,652
Foreign rate differential	(448)	(785)
Share-based compensation	6,178	8,158
Prior year tax income/(expense)	11	(302)
Permanent differences	870	587
Uncertain tax position	6,615	5,772
Change in valuation allowance	(166)	2,961
Total provision for income taxes	$6,419	$5,798
Cash paid for income taxes (net of refunds) consisted of the following:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Israel	—	—	—
Foreign:
United States(1)	207	28	—
Japan	3	13	—
China	—	—	—
Total cash paid for income taxes (net of refunds)(2)	$210	$41	$—
(1)Individual jurisdictions equaling 5% or more of the total income taxes paid (net of refunds) for the year ending December 31, 2025 are NY at $101,000, and New York City at $65,000. Individual jurisdictions equaling 5% or more of the total income taxes paid (net of refunds) for the year ending December 31, 2024 are NY at $6,500, MA at $6,000, TX at $6,000, New York City at $3,500, Philadelphia at $2,000 and NJ at $2,000.
(2)The amount of income taxes paid during the year does not meet the 5% disaggregation threshold and is included as "other" in the rate reconciliation.

Our effective tax rate was (29.9)% for the year ended December 31, 2025, compared to an effective tax rate of (22.5)% for the year ended December 31, 2024 and (10.9)% for the year ended December 31, 2023. The effective tax rates for the periods presented are primarily comprised of Israel statutory taxes, share-based compensation expense, uncertain tax positions, and changes in valuation allowance position. The difference in the effective tax rate of (29.9)% for the year ended December 31, 2025 as compared to the effective tax rate of (22.5)% for the year ended December 31, 2024 and (10.9)% for the year ended December 31, 2023 was related to non-deductible share-based compensation, uncertain tax positions, other permanent differences and prior period adjustments in Israel and in our U.S. subsidiary.
The provision for income taxes was $6.4 million, $6.4 million and $5.8 million for the years ended December 31, 2025, 2024, and 2023, respectively. The provision for income taxes for the year ended December 31, 2025 consisted primarily of income taxes related to the United States and other foreign jurisdictions in which we conduct business.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
The following table presents the significant components of our deferred tax assets and liabilities:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Deferred tax assets:
Research and development expenses	$2,287	$4,459	$7,550
Net operating loss	13,918	11,425	10,333
Deferred Compensation	9,055	8,088	6,762
Operating lease liabilities	4,364	4,833	5,565
Vacation and convalescence	790	732	746
Bad debts	308	130	84
Other	2,647	1,967	1,946
Gross deferred tax assets	33,369	31,634	32,986
Valuation allowance	(26,323)	(23,617)	(23,783)
Total deferred tax assets	7,046	8,017	9,203
Deferred tax liabilities:
Operating lease right-of-use assets	(4,019)	(4,739)	(5,577)
Deferred contract acquisition costs	(2,995)	(3,036)	(2,971)
Property and equipment	(33)	(107)	(109)
Capitalized Software	(154)	(325)	(541)
Gross deferred tax liabilities	(7,201)	(8,207)	(9,198)
Net deferred tax assets/(liabilities)	$(155)	$(190)	$5
As of December 31, 2025 and 2024, we had Israel net operating loss, or NOL, carryforwards of approximately $100.5 million and $83.4 million, respectively, which do not expire. As of December 31, 2025 and 2024, we had U.S. Federal NOL carryforwards of approximately zero and $11.8 million, respectively, which do not expire. As of December 31, 2025, we had U.S. State NOL carryforwards of approximately $25.9 million, of which $25.2 million expire between 2027 and 2045, and the remaining $0.7 million do not expire. As of December 31, 2024, we had U.S. State NOL carryforwards of approximately $28.3 million, of which $26.8 million expire between 2027 and 2044, and the remaining $1.5 million do not expire.
During the years ended December 31, 2025, 2024, and 2023 the net change in the valuation allowance against deferred tax assets amounted to an increase of $2.7 million, a decrease of $0.2 million, and an increase of $3.0 million, respectively. The increase in the valuation allowance during the year ended December 31, 2025, was largely attributable to the generation of Israel net operating losses. The decrease in the valuation allowance during the year ended December 31, 2024, was largely attributable to R&D tax deductions.
In establishing deferred income tax assets and liabilities, management makes judgments based on the enacted tax laws and published tax guidance applicable to us as well as the amount and jurisdiction of future taxable income. Deferred tax assets and liabilities are recorded and the need for valuation allowances is evaluated to reduce the deferred tax assets to amounts expected to be realized. As of December 31, 2025 and 2024, we maintained a full valuation allowance on Israel and U.S. net deferred tax assets as we believe, after weighing both the positive and negative evidence, that it is more likely than not that these deferred tax assets will not be realized.
The Internal Revenue Code of 1986, as amended, imposes restrictions on the utilization of NOLs in the event of an “ownership change” of a corporation. Accordingly, a company’s ability to use NOLs may be limited as prescribed under Internal Revenue Code Section 382, or IRC Section 382. Events which may cause limitations in the amount of the NOLs that we may use in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. Utilization of the U.S. federal and state NOLs may be subject to substantial annual limitation due to the ownership change limitations provided by the IRC Section 382 and similar state provisions. We have completed our evaluation of NOL utilization limitations under Internal Revenue Code, as amended, or the Code, Section 382, change of ownership rules, and have found that the NOLs would not be limited as to the amount that could be used in the current tax year.
We have identified unrecognized tax benefits or uncertain tax positions. There has been a liability on uncertain tax positions recorded on our audited consolidated financial statements as of December 31, 2025 and 2024. We do not expect that our assessment regarding unrecognized tax benefits and uncertain tax positions will materially change over the following 12 months.
A reconciliation of the beginning and ending balance of total unrecognized tax position is as follows:

Unrecognized Tax Benefits
(in thousands)
Balance – December 31, 2022	$11,252
Additions based on tax positions related to current year	5,273
Reductions for tax positions of prior years	(13)
Balance – December 31, 2023	$16,512
Additions based on tax positions related to current year	4,779
Reductions for tax positions of prior years	(474)
Balance – December 31, 2024	$20,817
Additions based on tax positions related to current year	137
Reductions for tax positions of prior years	—
Balance – December 31, 2025	$20,954
As of December 31, 2025 and 2024, the total amount of gross unrecognized tax benefits was $21.0 million and $20.8 million, respectively, which, if recognized, would affect our effective tax rate. We have elected to include interest and penalties as a component of tax expense. As of December 31, 2025 and 2024, we have accumulated $5.1 million and $2.9 million, respectively, in both interest and penalties associated with uncertain tax positions.
We are not currently under audit for income taxes. As of December 31, 2025, tax years beginning with the year ended December 31, 2021 remain subject to examination by the Israel tax authorities and tax years beginning with the year ended December 31, 2022 remain subject to examination by the Internal Revenue Service and certain U.S. state jurisdictions.